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                           BERGER INTERNATIONAL FUNDS

                         BERGER INTERNATIONAL CORE FUND
                            INTERNATIONAL EQUITY FUND

                       SUPPLEMENT DATED DECEMBER 13, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus Capital"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger International Funds, will be consolidated into Janus Capital and Berger will cease to exist.

In connection with the anticipated reorganization of Berger, the Berger Funds' Trustees have determined to liquidate the International Equity Fund. The Trustees determined that the Fund is too small to enable it to operate in an economically viable manner and that it was in the best interest of shareholders to liquidate the Fund. In connection with the liquidation of this Fund, the Berger Funds' Trustees have approved the closing of the Fund to new investors and the discontinuance of sales to existing investors effective December 23, 2002. Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to liquidation. As soon as practicable after the effective date of the plan of liquidation, the Funds' portfolio securities will be converted to cash or cash equivalents. It is anticipated that the liquidation will be completed in the first quarter of next year.

Also in connection with the anticipated reorganization of Berger, the Berger Funds' Trustees considered a plan of liquidation related to the Berger International CORE Fund. After the effective date of the plan of liquidation, the Fund would be converted to cash or cash equivalents and would be liquidated shortly thereafter. It is anticipated that the liquidation will be completed in the first quarter of next year.